UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 _____________________________________________________
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 31, 2020

ABBVIE INC.
(Exact name of registrant as specified in its charter)

Delaware	001-35565	32-0375147
(State or other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)
 _____________________________________________________

1 North Waukegan Road
North Chicago, Illinois 60064-6400
(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code:  (847) 932-7900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value	ABBV	New York Stock Exchange
Chicago Stock Exchange
1.375% Senior Notes due 2024	ABBV24	New York Stock Exchange
0.750% Senior Notes due 2027	ABBV27	New York Stock Exchange
2.125% Senior Notes due 2028	ABBV28	New York Stock Exchange
1.250% Senior Notes due 2031	ABBV31	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02  Results of Operations and Financial Condition

On July 31, 2020, AbbVie Inc. issued a press release announcing financial results for the second quarter ended June 30, 2020.  A copy of the press release is furnished as Exhibit 99.1 to this report and incorporated herein by reference.

Also furnished as Exhibit 99.2 to this report and incorporated herein by reference is certain unaudited financial information relating to the acquisition by AbbVie Inc. of Allergan plc, which closed on May 8, 2020. On page 1, AbbVie provides information with respect to its historical key product revenues for each of the quarters in the year ended December 31, 2019, the year ended December 31, 2019 as well as each of the quarters ended through June 30, 2020. On page 2, AbbVie provides information with respect to its comparable key product revenues for each of the quarters in the year ended December 31, 2019, the year ended December 31, 2019 as well as the each of the quarters ended through June 30, 2020, which was prepared as if the acquisition of Allergan had closed on January 1, 2019.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Exhibit
99.1	Press Release dated July 31, 2020 (furnished pursuant to Item 2.02).
99.2	Certain unaudited financial information relating to the acquisition by AbbVie Inc. of Allergan plc (furnished pursuant to Item 2.02).
104	The cover page from this Current Report on Form 8-K formatted in Inline XBRL (included as Exhibit 101).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ABBVIE INC.

Date:	July 31, 2020	By:	/s/ Robert A. Michael
Robert A. Michael
Executive Vice President,
Chief Financial Officer